1999 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


          THIS 1999 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT is made as of the 28th day of May 1999, by and among MedicaLogic, Inc., an Oregon corporation (the "Company"), and the investors listed on Schedule A attached hereto (collectively, the "Series A Investors"), the investors listed on Schedule C attached hereto (the "Series C Investors"), the investors listed on Schedule E attached hereto (the "Series E Investors") the investor listed on Schedule F hereto (the "Series F Investor") and the investors listed on Schedule J hereto (the "Series J Investors"). The Series A Investors, the Series C Investors, the Series E Investors, the Series F Investor and the Series J Investors are sometimes collectively referred to herein as the "Investors" and individually as an "Investor."

                                    RECITALS

          WHEREAS, the Company, the Series A Investors, the Series C Investors, the Series E Investors and the Series F Investor are parties to the 1997 Amended and Restated Investor Rights Agreement (the "1997 Agreement") dated as of November 10, 1997, as amended;

          WHEREAS, Section 3.7 of the 1997 Agreement provides that the 1997 Agreement may be amended only with the written consent of the Company and the holders of more than 50 percent of the Series A Preferred Stock, the holders of more than 50 percent of the Series C Preferred Stock, the holders of more than 50 percent of the Series E Preferred Stock, the holders of more than 50 percent of the Series E Preferred Stock and the holders of more than 50 percent of the Series F Preferred Common Stock (including the Common Stock issued upon conversion thereof) then outstanding;

          WHEREAS, the undersigned include the Company and the holders of more than 50 percent of the Series A Preferred Stock, more than 50 percent of the Series C Preferred Stock, the holders of more than 50 percent of the Series E Preferred Stock and the holders of more than 50 percent of the Series F Preferred Stock (including the Common Stock issued upon conversion thereof) outstanding and there are no shares of Series G Preferred Stock outstanding.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree to amend and restate the 1997 Agreement (a) to waive any rights of first offer arising under section 2.3 of the 1997 Agreement and Section 2.3 of this Agreement in connection with the issuance of shares of the Company's Series J Preferred Stock, to the extent the holders of such rights are not purchasing their pro rata portion of such

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shares, (b) to consent to providing registration rights to the Series J
Investors and (c) to further provide as follows:

     1.   Registration Rights. The Company covenants and agrees as follows:

          1.1  Definitions. For purposes of this Section 1:

               (a)  The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

               (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (e) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act and the declaration or ordering of effectiveness of such registration statement or document.

               (f)  The term "Registrable Securities" means (i) the Common
Stock issuable or issued upon conversion of the Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock, Series J-1 Preferred Stock, or any series of Preferred Stock subsequently authorized and issued under
Section 5(c)(ii)(E) of Article II.D., Section 5(c)(ii)(E) of Article II.F.,
Section 5(c)(ii)(E) of Article II.H., Section 5(c)(ii)(E) of Article II.I. or
Section 5(c)(ii)(E) of Article II.M. of the Company's 1994 Restated Articles of Incorporation, as amended; (ii) the Common Stock of the Company purchased pursuant to the Common Stock Purchase Agreement by and among the Company, Mark
A. Leavitt, Richard Samco, Sequoia Capital Growth Fund, Sequoia Technology Partners III, New Enterprise Associates VI, Limited Partnership and Stanford University, dated August 3, 1994; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights

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under this Section 1 are not assigned or assignable and any Registrable
Securities sold to the public or sold pursuant to Rule 144 promulgated under the Act.

               (g) The number of shares of "Registrable Securities then outstanding" shall be the aggregate number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (h) The term "SEC" shall mean the Securities and Exchange Commission.

          1.2  Request for Registration.

               (a) If the Company shall receive at any time after December 31, 1999, a written request from (i) the Holders of at least fifteen percent (15%) of the Registrable Securities then outstanding, or (ii) the holders of at least thirty percent (30%) of the Company's Series J Preferred Stock then outstanding, that the Company file a registration statement under the Act covering the registration of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Act of all Registrable Securities that the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with paragraph 3.5, provided that the Registrable Securities requested by the Holders to be registered pursuant to such request must either (i) be at least fifteen percent (15%) of all Registrable Securities then outstanding or (ii) have an anticipated aggregate public offering price of not less than $5,000,000.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders, provided that such underwriter shall be of nationally recognized standing and shall agree to firmly underwrite such offering. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Section 1.2, if

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the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. In a registration pursuant to Section 1.2(a)(ii), if Registrable Securities held by a Series J Investor are excluded from the registration pursuant to the previous sentence as a result of election of Holders other than Series J Investors to participate in the registration, then that registration will not be deemed to be a registration requested by the Series J Investors for the purposes of Section 1.2(d)(ii).

               (c)  Notwithstanding the foregoing:

                    (i) If the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                    (ii) Upon written notice by the Company to Holders requesting a registration statement pursuant to this Section 1.2 stating that in the good faith judgment of the Board of Directors of the Company it would be advantageous to the Company to raise capital in the proposed registration, then the Company may offer shares for its own account in the proposed registration. If any underwriter in connection with the proposed registration advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares to be offered for the account of the Company in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; and, provided, further, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities (other than shares to be offered for the account of the Company) are first entirely excluded from the underwriting. In a registration pursuant to

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Section 1.2(a)(ii), if Registrable Securities held by a Series J Investor are excluded from the registration pursuant to this Section 1.2(c)(ii), then that registration will not be deemed to be a registration requested by the Series J Investors for the purposes of Section 1.2(d)(ii), and if Registrable Securities held by Holders other than Series J Investors are excluded from the registration pursuant to this Section 1.2(c)(ii), then that registration will not be deemed to be a registration requested by the Holders for the purposes of Section 1.2(d)(i).


               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect,

                    (i) Any registration pursuant to this Section 1.2(a)(i) after the Company has effected one registration pursuant to that subsection and such registration has been declared or ordered effective;

                    (ii) Any registration pursuant to this Section 1.2(a)(ii) after the Company has effected two registration pursuant to that subsections and such registrations have been declared or ordered effective; or

                    (iii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date sixty (60) days after the effective date of, a registration subject to Section 1.3 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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               (a)  Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its diligent efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty
(180) days provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

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               (f)  Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and

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disbursements of one counsel for the selling Holders) shall be borne by the
Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their demand registration rights pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

          1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between a majority of the Registrable Securities that indicated they would like to be included in the underwriting, the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial

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public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

          1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements made therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided; however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished

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expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person or any such underwriter or Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, however, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

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               (d)  If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying parry, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act, and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 150 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period, (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Company shall bear and pay all expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holder or Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holder or Holders) but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not be obligated to pay registration expenses under this paragraph if the Company has already effected two registrations on Form S-3 pursuant to this Section 1.12. Registrations effected pursuant to this Section 1.12 shall not be counted as registrations effected pursuant to Sections 1.2 or 1.3.

          1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee acquires from the Holder more than 100,000 shares; (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.15 "Market Stand-Off" Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

               (b) all officers and directors of the Company, all other persons with registration rights (whether or not pursuant to this Agreement) and all shareholders who hold greater than 1% of the Company's outstanding stock enter into similar agreements;

               (c)  such market stand-off time period shall not exceed 90 days.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of the period.

          Notwithstanding the foregoing, the obligations described in this
Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          1.16 Termination of Registration Rights.

               (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after ten (10) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

               (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1 shall terminate on such date, after the closing of the first registered public offering of Common Stock of the Company, that all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period; provided, however, that the provisions of this Section 1.16(b) shall not apply to any Holder who owns at least one percent (1%) of the Company's outstanding stock.

     2.   Covenants of the Company.

          2.1  Delivery of Financial Statements.

               (a) The Company shall deliver to each Investor who holds any shares of Preferred Stock or the shares issued or issuable upon conversion thereof:

                    (i) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                    (ii) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

               (b) The Company shall deliver to each Investor who holds at least 100,000 shares of Series A Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series J Preferred Stock (or Common Stock issued or issuable upon conversion thereof, as adjusted for stock splits, stock dividends, and the like):

                    (i) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and statements of cash flows for such months (the "Annual Financial Plan") and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                    (ii) within twenty (20) days of the end of each month, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail, and comparing the results to the Annual Financial Plan and to the prior year comparable period;

                    (iii) with respect to the financial statements called for in subsections (a)(ii) and (b)(ii) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

                    (iv) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as any of such Investors or any assignee of any of such Investors may from time to time request; provided, however, that the Company shall not be obligated under this subsection (b)(iv) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2 Inspection. The Company shall permit each of the Investors who holds at least 100,000 shares of Series A Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series J Preferred Stock (or the Common Stock issuable upon conversion thereof, as adjusted for stock splits, stock dividends and the like), at such Investors' expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this
Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.3, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, "Investor" includes any general partners, affiliates, immediate family members (or a trust for the benefit therefor) to whom shares of Preferred Stock or the Common Stock issuable upon conversion thereof, were gifted or transferred and any trust for the benefit of an Investor (collectively, "All Related Parties"). Each of the Investors shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor (provided that the Company shall not be obligated to offer Shares to any Investor or other party that is not an accredited investor as defined in Rule 501(a) under the Act) in accordance with the following provisions:

               (a) The Company shall deliver a notice ("Notice") to each Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) By written notification received by the Company, within 30 calendar days after receiving the Notice, an Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock or Series J-1 Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock outstanding, or issuable upon conversion of outstanding Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock or Series J-1 Preferred Stock.

               (c) If all Shares that the Investors are entitled to obtain pursuant to subsection 2.3(b) are not elected to be obtained as provided in subsection 2.3(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more materially favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

               (d) The right of first offer in this paragraph 2.3 shall not be applicable to (i) the shares of Common Stock issuable or issued to directors, employees or other service providers to the Company at any time when the total number of shares of Common Stock so issuable or issued after the date of this Agreement (and not repurchased at cost by the Company in connection with the termination of service as a director, employee or other service provider) does not exceed 4,891,174 plus (x) the number of shares of Common Stock repurchased at cost by the Company from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to or on the date of this Agreement and (y) the number of shares of Common Stock subject to outstanding options on the date of this Agreement that subsequently terminate unexercised, (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iii) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (iv) up to 550,000 shares of Common Stock issued to Enterprise Partners, provided such stock is issued by the Corporation for not less than $2.00 per share, or (v) Common Stock issued to Baylor College of Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market.

               (e) The right of first offer set forth in this Section 2.3 may not be assigned or transferred.

          2.4 IRC Section 305. So long as any shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock, or Series J-1 Preferred Stock remain outstanding, the Company will not, without approval of holders of a majority of the Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock, or Series J-1 Preferred Stock then outstanding (together on an as-converted basis) do any act or thing which the Company knows would result in taxation of the holders of shares of the Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock, or Series J-1 Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

          2.5 Directors' Expenses. The Company shall pay all reasonable expenses of members of the Company's Board of Directors when such members are acting on behalf of the Company, including attending meetings of the Board of Directors.

          2.6 Company Right of First Refusal. The Company covenants that, unless otherwise approved by (i) unanimous vote of the Company's Board of Directors or
(ii) holders of a majority of the outstanding shares of Series A Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series J Preferred Stock (voting together on an as-converted basis), as to any stock of the Company issued after June 30, 1993 to employees, directors, officers or consultants of the Company ("Affiliates") or issuable pursuant to stock options granted under an employee stock option plan (collectively, "Affiliate Stock"),

               (a) the Affiliate Stock shall vest over a three-year period with no shares vesting during the first six months and 1/30 of the shares vesting each month thereafter, with the unvested shares subject to repurchase by the Company at cost in the event of termination of such individual's services to the Company for any reason;

               (b) the Company shall have a right of first refusal to purchase any such Affiliate Stock offered for sale upon the same terms the Affiliate offers to sell such Affiliate Stock to any third party; and

               (c) should the Company decline to exercise its right of first refusal, the Series A Investors, Series C Investors, Series E Investors, Series F Investors and Series J Investors shall have a right of first refusal to purchase on a pro rata basis (according to the total shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series J

Preferred Stock) any such Affiliate Stock offered for sale upon the same terms the Affiliate offers to sell such Affiliate Stock to any third party.

          2.7 Encumbering Assets. The Company shall not encumber all or substantially all of its assets without the unanimous approval of its Board of Directors.

          2.8 Salary Increases. The Company shall not increase the compensation of directors, officers or management employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment) without the unanimous approval of its Board of Directors.

          2.9 Issuance of Stock. Except for shares of the Company's Common Stock issuable on the exercise of options outstanding as of the date of this agreement, the Company shall not issue any shares of the Company's capital stock to Mark Leavitt, Richard Samco or David Moffenbeier without the unanimous consent of its Board of Directors.

          2.10 Loans; Insider Transactions. The Company shall not, without the unanimous approval of its Board of Directors, (i) make, or permit any subsidiary to make, any loan or advance to or guarantee, directly or indirectly, any indebtedness of, any person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors or (ii) enter into any material transaction with any officer, director or holder of more than five percent (5%) of the outstanding stock of the Company, including any contract or agreement providing for the employment of, furnishing of goods or services by, or the rental of real or personal property from such person.

          2.11 Termination of Covenants. The covenants set forth in Sections 2.1 through 2.10 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with a firm commitment underwritten offering of its securities to the general public.

          2.12 Board Observation Rights. Each Investor who holds at least 100,000 shares of Series A Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series J Preferred Stock (or Common Stock issued or issuable upon conversion thereof, as adjusted for stock splits, stock dividends, and the like) shall have the right to send a nonvoting observer to attend meetings of the Board of Directors of the Company. Such observers shall have the right to receive notice of all such meetings and to receive all information and materials provided by the Company to the Board of Directors; provided, however, that such observer shall agree to hold in confidence all information so provided and shall not use such information other than for purposes of its investment in the Company; and, provided, further, that the Company reserves the right to withhold any information and to exclude such observer from any meeting or portion thereof if access to such information or attendance at such meeting could reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel or if such access or attendance would reasonably be expected to result in disclosure of trade secrets to a direct competitor of the Company.

     3.   Miscellaneous.

          3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid or upon delivery to a recognized courier service and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than fifty percent (50%) of the Series A Preferred Stock, the holders of more than fifty percent (50%) of the Series C Preferred Stock, the holders of more than fifty percent (50%) of the Series E Preferred Stock, the holders of more than fifty percent (50%) of the Series F Preferred Common Stock and the holders of more than fifty percent (50%) of the Series J Preferred Stock (including the Common Stock issued upon conversion thereof) then outstanding (together on an as-converted basis). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, or shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock, Series J-1 Preferred Stock or any series of Preferred Stock subsequently authorized and issued under Section 5(c)(ii)(E) of Article II.D., Section 5(c)(ii)(E) of Article II.F., Section 5(c)(ii)(E) of Article II.H., Section 5(c)(ii)(E) of Article II.I. or Section 5(c)(ii)(E) of Article II.M. of the Company's 1994 Restated Articles of Incorporation, as amended (including the Common Stock issued or issuable upon conversion thereof), as applicable, then outstanding, each further holder of all such Registrable Securities, shares of Series A Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series J Preferred Stock (including the Common Stock issued or issuable upon conversion thereof) as applicable, and the Company.

          3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9 Aggregation of Stock. All shares of Registrable Securities or Series A Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series J Preferred Stock (including the Common Stock issuable upon conversion thereof), as applicable, held or acquired by an Investor and All Related Parties of such Investor shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.10 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes the 1997 Agreement.

          3.11 Additional Parties. In the event of a subsequent closing with an investor as provided for in Section 1.3 of the Stock Purchase Agreement between the Company and the Series J Investors, such investor shall become a party to this Agreement as an "Investor" upon receipt from such investor of a fully executed signature page hereto.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       MEDICALOGIC, INC.


                                       By: MARK LEAVITT
                                           -------------------------------------
                                           Printed Name: Mark Leavitt, M.D.
                                           Title: President

INVESTORS:                             VHA INC.


                                       By: CHARLES BURWELL
                                           -------------------------------------
                                       Its: Sr. VP
                                            ------------------------------------
                                       Printed name: Charles Burwell
                                                     ---------------------------

                                       APPLEWOOD ASSOCIATES, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------
                                       Printed name:
                                                     ---------------------------

                                       21ST CENTURY COMMUNICATIONS
                                       PARTNERS, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------
                                       Printed name:
                                                     ---------------------------

                                       21ST CENTURY COMMUNICATIONS
                                       T-E PARTNERS, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------
                                       Printed name:
                                                     ---------------------------

                                       21ST CENTURY COMMUNICATIONS
                                       FOREIGN PARTNERS, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------
                                       Printed name:
                                                     ---------------------------

                                       BOSTON SAFE DEPOSIT & TRUST CO.,
                                       TRUSTEE FOR US WEST PENSION TRUST


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------
                                       Printed name:
                                                     ---------------------------

                                       BOSTON SAFE DEPOSIT & TRUST CO.,
                                       TRUSTEE FOR US WEST BENEFIT
                                       ASSURANCE


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------
                                       Printed name:
                                                     ---------------------------

                                       PILGRIM, BAXTER HYBRID PARTNERS I,
                                       L.P.

                                       By: Pilgrim Baxter Hybrid Partners
                                           General Partners L.P.

                                       By: Pilgrim Baxter & Associates, Ltd.,
                                           Its General Partner


                                       By: SAMUEL H. BAER
                                           -------------------------------------
                                       Its: Executive Officer
                                            ------------------------------------
                                       Printed name: Samuel H. Baer
                                                     ---------------------------

                                       NEW ENTERPRISE ASSOCIATES VI, LIMITED
                                       PARTNERSHIP

                                       By: NEA Partners VI, Limited Partnership
                                           - its General Partner


                                       By: RONALD H. KASE
                                           -------------------------------------
                                       Printed name: Ronald H. Kase
                                                     ---------------------------
                                       Title: General Partner
                                              ----------------------------------

                                       SEQUOIA CAPITAL VI
                                       SEQUOIA TECHNOLOGY PARTNERS VI
                                       SEQUOIA 1995


                                       By: MARK STEVENS
                                           -------------------------------------
                                       Printed name: Mark Stevens
                                                     ---------------------------
                                       Title: Partner
                                              ----------------------------------

                                       SEQUOIA CAPITAL GROWTH FUND
                                       SEQUOIA TECHNOLOGY PARTNERS III


                                       By: MARK STEVENS
                                           -------------------------------------
                                       Printed name: Mark Stevens
                                                     ---------------------------
                                       Title: Partner
                                              ----------------------------------

                                       OMEGA VENTURES II, L.P.
                                       By: Omega Ventures II Management, L.L.C.
                                           Its General Partner


                                       By: MICHAEL J. STARK
                                           -------------------------------------
                                       Its Managing Member
                                       Printed name: Michael J. Stark
                                                     ---------------------------

                                       OMEGA VENTURES II CAYMAN, L.P.
                                       By: Omega Ventures II Management, L.L.C.
                                           Its Investment General Partner


                                       By: MICHAEL J. STARK
                                           -------------------------------------
                                       Its Managing Member
                                       Printed name: Michael J. Stark
                                                     ---------------------------

                                       CROSSOVER FUND II, L.P.
                                       By: Crossover Investment Management,
                                           L.L.C.
                                           Its General Partner


                                       By: MICHAEL J. STARK
                                           -------------------------------------
                                       Its Managing Member
                                       Printed name: Michael J. Stark
                                                     ---------------------------

                                       CROSSOVER FUND IIA, L.P.
                                       By: Crossover Investment Management,
                                           L.L.C.
                                           Its General Partner


                                       By: MICHAEL J. STARK
                                           -------------------------------------
                                       Its Managing Member
                                       Printed name: Michael J. Stark
                                                     ---------------------------

                                       BAYVIEW INVESTORS, LTD.
                                       By: Robertson, Stephens & Company Private
                                           Equity Group, L.L.C.
                                           Its General Partner


                                       By: MICHAEL J. STARK
                                           -------------------------------------
                                       Its Managing Member
                                       Printed name: Michael J. Stark
                                                     ---------------------------

                                       FRANKLIN CAPITAL ASSOCIATES III L.P.
                                       By: Franklin Ventures III L.P.
                                           Its General Partner


                                       By:
                                           -------------------------------------
                                       Its Managing Member
                                       Printed name:
                                                     ---------------------------

                                       CONTINENTAL CASUALTY COMPANY


                                       By: DAVID WILSON
                                           -------------------------------------
                                       Its: Sr. V.P.
                                            ------------------------------------
                                       Printed name: David Wilson
                                                     ---------------------------

                                       QUANTUM INDUSTRIAL PARTNERS LDC


                                       By: MICHAEL E. NEUS
                                           -------------------------------------
                                       Its: Attorney-in-Fact
                                            ------------------------------------
                                       Printed name: Michael E. Neus
                                                     ---------------------------

                                       SFM DOMESTIC INVESTMENTS LLC


                                       By: MICHAEL E. NEUS
                                           -------------------------------------
                                       Its: Attorney-in-Fact
                                            ------------------------------------
                                       Printed name: Michael E. Neus
                                                     ---------------------------

                                       SEQUOIA CAPITAL FRANCHISE FUND


                                       By: MARK STEVENS
                                           -------------------------------------
                                       Its: Partner
                                            ------------------------------------
                                       Printed name: Mark Stevens
                                                     ---------------------------

                                       SEQUOIA CAPITAL FRANCHISE PARTNERS


                                       By: MARK STEVENS
                                           -------------------------------------
                                       Its: Partner
                                            ------------------------------------
                                       Printed name: Mark Stevens
                                                     ---------------------------

                                       FRANKLIN CAPITAL ASSOCIATES III L.P.
                                       By: FRANKLIN VENTURES III L.P.,
                                           its General Partner


                                       By: W. DAVID SWENSON
                                           -------------------------------------
                                           W. David Swenson
                                           its General Partner

                                       COLEMAN SWENSON HOFFMAN BOOTH IV L.P.

                                       By: CSHB VENTURES IV L.P.,
                                           its General Partner


                                       By: W. DAVID SWENSON
                                           -------------------------------------
                                           W. David Swenson
                                           its General Partner

                                       CROSSOVER FUND II, L.P.

                                       By: Crossover Investment Management,
                                           L.L.C.
                                           its General Partner


                                       By: MICHAEL STARK
                                           -------------------------------------
                                           Michael J. Stark, Managing Member

                                       CROSSOVER FUND IIA, L.P.

                                       By: Crossover Investment Management,
                                           L.L.C.
                                           its General Partner


                                       By: MICHAEL STARK
                                           -------------------------------------
                                           Michael J. Stark, Managing Member

                                       OMEGA VENTURES II, L.P.

                                       By: Omega Ventures II Management, L.L.C.
                                           its General Partner


                                       By: MICHAEL STARK
                                           -------------------------------------
                                           Michael J. Stark, Managing Member

                                       OMEGA VENTURES II CAYMAN, L.P.

                                       By: Omega Ventures II Management, L.L.C.
                                           its General Partner


                                       By: MICHAEL STARK
                                           -------------------------------------
                                           Michael J. Stark, Managing Member

                                       BAYVIEW INVESTORS, LTD.


                                       By: JOHN J. SANDERS
                                           -------------------------------------
                                           John J. Sanders, Authorized Signatory

                                       DELL USA L.P.

                                       By: Dell Gen. P. Corp.,
                                           Its General Partner


                                           By: THOMAS H. WELCH, JR.
                                               ---------------------------------
                                           Name: Thomas H. Welch, Jr.
                                                 -------------------------------
                                           Title: Vice President and
                                                    Assistant Secretary
                                                  ------------------------------

                           SUPPLEMENTAL SIGNATURE PAGE

              (1999 Amended and Restated Investor Rights Agreement)

     This Supplemental Signature Page to the MedicaLogic, Inc. 1999 Amended and Restated Investor Rights Agreement dated as of May 28, 1999 (the "Investor Rights Agreement") is executed and delivered as of the date set forth below.

     For and in consideration of the mutual promises contained in the Investor Rights Agreement, the undersigned hereby agrees to be designated as a party to, and agrees to be bound by each and all terms of, the Investor Rights Agreement.

     Dated as of the 3rd day of August, 1999.


                                       GARY J. SHEMANO
                                       ---------------------------------
                                       Gary J. Shemano


                                       MICHAEL JACKS
                                       ---------------------------------
                                       Michael Jacks


                                       MART BAILEY
                                       ---------------------------------
                                       Mart Bailey

                                   SCHEDULE A


                         SCHEDULE OF SERIES A INVESTORS
                         ------------------------------

                                                                     Total
     Purchaser                         Number of Shares          Purchase Price
     ---------                         ----------------          --------------
Glynn Ventures III, L.P.                        460,000          $   460,000.00
3000 Sand Hill Road
Building 4, Suite 235
Menlo Park, CA  94025
Attn:  John Glynn

Sequoia Capital Growth Fund                   1,479,093          $ 1,479,093.00
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

Sequoia Technology Partners III                 158,241          $   158,241.00
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

New Enterprise Associates VI,                 2,637,334          $ 2,637,334.00
  Limited Partnership
2490 Sand Hill Road
Menlo Park, CA  94025
Attn:  Ronald L. Kase

Charles M. Linehan                               15,333          $    15,333.00
New Enterprise Associates
1119 St. Paul Street
Baltimore, MD  21202

Total:                                        5,750,001          $ 5,750,001.00

                                   SCHEDULE C


                         SCHEDULE OF SERIES C INVESTORS
                         ------------------------------


     Purchaser                         Number of Shares          Purchase Price
     ---------                         ----------------          --------------
Omega Ventures II, L.P.                       1,140,391          $ 2,565,879.75
555 California Street
San Francisco, CA  94104
Attn:  Sy Kaufman

Omega Ventures II Cayman, L.P.                  281,831          $   634,119.75
555 California Street
San Francisco, CA  94104
Attn:  Sy Kaufman

Crossover Fund II, L.P.                         499,051          $ 1,122,864.75
555 California Street
San Francisco, CA  94104
Attn:  Sy Kaufman

Crossover Fund IIA, L.P.                         71,528          $   160,938.00
555 California Street
San Francisco, CA  94104
Attn:  Sy Kaufman

Bayview Investors, Ltd.                         184,978          $   416,200.50
555 California Street
San Francisco, CA  94104
Attn:  Sy Kaufman

Amerindo Technology                             133,333          $   299,999.25
  Growth Fund II
43 Upper Grosvenor Street
London, England  W1X9PG

Franklin Capital Associates III, L.P.         1,222,222          $ 2,749,999.50
237 Second Avenue South
Franklin, TN  37064
Attn:  Dave Swenson

Furman Selz SBIC L.P.                           888,890          $ 2,000,002.50
230 Park Avenue
New York, NY  10169
Attn:  Brian P. Friedman

     Purchaser                         Number of Shares          Purchase Price
     ---------                         ----------------          --------------
New Enterprise Associates VI,                 1,181,112          $ 2,657,502.00
  Limited Partnership
2490 Sand Hill Road
Menlo Park, CA 94025
Attn:  Ronald H. Kase

Sequoia Capital VI                              716,541          $ 1,612,217.25
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

Sequoia Technology                               39,370          $    88,582.50
  Partners VI
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

Sequoia 1995                                     31,497          $    70,868.25
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

Sequoia Capital Growth Fund                     370,082          $   832,684.50
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

Sequoia Technology                               23,621          $    53,147.25
  Partners III
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

Glynn Ventures III, L.P.                        128,889          $   290,000.25
3000 Sand Hill Road
Building 4, Suite 235
Menlo Park, CA  94025
Attn:  John Glynn

                                       2

     Purchaser                         Number of Shares          Purchase Price
     ---------                         ----------------          --------------
Tom Hodapp                                       28,889          $    65,000.25
Robertson, Stephens & Company
555 California Street, Suite 2600
San Francisco, CA  94104

Michael Boxer                                    11,111          $    24,999.75
Furman Selz Investments Inc.
One Embarcadero Center, Suite 1020
San Francisco, CA  94111-3682

Paul Felton                                      11,111          $    24,999.75
Furman Selz Investments Inc.
One Embarcadero Center, Suite 1020
San Francisco, CA  94111-3682

Cathy Klema                                      11,111          $    24,999.75
Furman Selz Investments Inc.
230 Park Avenue
New York, NY  10169

Leopold Swergold                                 11,111          $    24,999.75
Furman Selz Investments Inc.
230 Park Avenue
New York, NY  10169

Paul Ellwood, M.D                                 6,667          $    15,000.75
Jackson Hole Group
6700 Ellencreek Road
PO Box 350
Teton Village, WY  93025

William Slattery                                  4,445          $    10,001.25
399 Park Avenue, 18th Floor
New York, NY  10022

Sarah Gordon-Wild                                 4,444          $     9,999.00
399 Park Avenue, 18th Floor
New York, NY  10022

Thomas H. Cato                                    4,444          $     9,999.00
803 Timber Lane
Nashville, TN  37215

                                       3

     Purchaser                         Number of Shares          Purchase Price
     ---------                         ----------------          --------------
Charles M. Linehan                                3,746          $     8,428.50
New Enterprise Associates
2490 Sand Hill Road
Menlo Park, CA  94025

Dr. Hugh Y. Rienhoff, Jr.                         2,222          $     4,999.50
New Enterprise Associates
1119 St. Paul Street
Baltimore, MD  21202

                     Total                    7,012,637.00       $15,778,433.25

                                   SCHEDULE E
                         SCHEDULE OF SERIES E INVESTORS
                         ------------------------------

                                                      Number of                  Total
             Investor                                    Shares         Purchase Price
             --------                               -----------         --------------
VHA Inc.                                              1,587,302         $ 5,000,001.30

Applewood Associates, L.P.                              317,461         $ 1,000,002.15

21st Century Communications Partners, L.P.              430,480         $ 1,356,012.00

21st Century Communications T-E Partners,
L.P.                                                    146,480         $   461,412.00

21st Century Communications Foreign
Partners, L.P.                                           57,960         $   182,574.00

Boston Safe Deposit & Trust Co., Trustee for            714,286         $ 2,250,000.90
US West Pension Trust

Boston Safe Deposit & Trust Co., Trustee for            238,095         $   749,999.25
US West Benefit Assurance

Pilgrim, Baxter Hybrid Partners I, L.P.                 634,921         $ 2,000,001.15

New Enterprise Associates VI, Limited                   142,720         $   449,568.00
Partnership

Sequoia Capital VI                                       85,285         $   268,647.75

Sequoia Technology Partners VI                            4,686         $    14,760.90

Sequoia 1995                                              3,749         $    11,809.35

Sequoia Capital Growth Fund                              44,049         $   138,754.35

Sequoia Technology Partners III                           2,811         $     8,854.65

Omega Ventures II, L.P.                                  42,582         $   134,133.30

Omega Ventures II Cayman, L.P.                           10,524         $    33,150.60

Crossover Fund II, L.P.                                  18,634         $    58,697.10

Crossover Fund IIA, L.P.                                  2,670         $     8,410.50

Bayview Investors, Ltd.                                   6,907         $    21,757.05

Franklin Capital Associates III, L.P.                    45,638         $   143,759.70

Furman Selz SBIC, L.P.                                   33,190         $   104,548.50

Clayton Associates, L.L.C.                               31,747         $   100,003.05

German American Capital                                 111,111         $   349,999.65

DMG Technology Partners                                  47,619         $   149,999.85

Paul M. Ellwood, Jr., M.D.                                1,000         $     3,150.00
                                                    -----------         --------------
                                                      4,761,907         $15,000,007.05

                                   SCHEDULE F
                         SCHEDULE OF SERIES F INVESTORS
                         ------------------------------


                                                      Number of                  Total
             Investor                                    Shares         Purchase Price
             --------                               -----------         --------------
Continental Casualty Company                          4,000,000         $13,600,000.00

                                   SCHEDULE J
                         SCHEDULE OF SERIES J INVESTORS
                         ------------------------------


                                                      Number of                  Total
             Investor                                    Shares         Purchase Price
             --------                               -----------         --------------
Quantum Industrial Partners LDC                       3,136,842         $14,900,000.00

SFM Domestic Investments LLC                          3,136,842         $14,900,000.00

Sequoia Capital Franchise Fund                          894,737         $ 4,250,000.00

Sequoia Capital Franchise Partner                       157,895         $   750,000.00

       INITIAL SERIES J CLOSING                       7,326,316         $34,800,000.00

Franklin Capital Associates III L.P.                    105,263         $   500,000.00

Coleman Swenson Hoffman Booth IV L.P.                   421,053         $ 2,000,000.00

Crossover Fund II, L.P.                                  78,535         $   373,043.00

Crossover Fund IIA, L.P.                                 11,256         $    53,467.00

Omega Ventures II, L.P.                                  67,893         $   322,492.00

Omega Ventures II Cayman, L.P.                           23,732         $   112,727.00

Bayview Investors, Ltd.                                  29,110         $   138,272.00

Dell Computer Corporation                             1,052,632         $ 5,000,000.00

       SECOND CLOSING TOTAL                           1,789,474         $ 8,500,000.00

              GRAND TOTAL                             9,115,790         $43,300,000.00